Exhibit 99.1

Filed by BioCryst Pharmaceuticals, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

of the Securities Exchange Act of 1934 as amended

Subject Company: Presidio Pharmaceuticals, Inc.

Commission File No.: 000-23186

The following remarks relating to the proposed acquisition of Presidio Pharmaceuticals, Inc. by BioCryst Pharmaceuticals, Inc. are excerpted from a transcript of BioCryst’s conference call held on October 31, 2012 to provide information regarding its BCX5191 development plan following discussion with the U.S. Food and Drug Administration and to answer questions from call participants.

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John P. Stonehouse—BioCryst Pharmaceuticals, Inc.—President and CEO

As you know, we recently announced the merger with Presidio Pharmaceuticals. The rationale for merging with Presidio to create a company with a two-prong focus on antivirals and orphan disease indications, including HCV and hereditary angioedema, remains compelling. HCV treatments remain a very attractive opportunity. As we outlined two weeks ago, Presidio has promising pan-genotypic HCV assets that can be competitive and combined with other DAA’s, and its team possesses world class expertise in HCV. We intend to continue working toward the closing of the merger with Presidio and on advancing all of the HCV assets of the two companies, along with our promising oral treatment for hereditary angiodema. BioCryst, with support from Presidio, plans to file its proxy statement with the SEC in the next few weeks.

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Ed Arce—MLV & Co.—Analyst, Healthcare

And, I guess this is a – this last question, I guess, is a little bit hypothetical, but, you know, it’s, if the, if the, the study does not turn out to, to be successful, as you, as you expect, what is the impact do you think to the acquisition with Presidio?

John P. Stonehouse – BioCryst Pharmaceuticals, Inc. – President and CEO

Yeah, so, you know, we feel that the rationale for the deal remains compelling with or without 5191 and we all were aware of the risks before signing the Merger Agreement and, so let me explain why we believe it’s compelling: one, the HCV space is very attractive. That’s super important; number two we believe that the quality of assets that Presidio brings to this are high quality, and, you know, leading with their NS5A that’s Phase 2 ready; three, we have always said and, and stated the strategy when we announced the Merger, that our plan is to pursue multiple combinations simultaneously and not be restricted to just one single combination and then we were going to do that in ways using the assets that we have and external collaborations as well, and we’ll pursue that aggressively and then lastly, I think it’s premature to say that, you know, 5191 is dead, you know, we need to do this experiment, as I said, we’re working on backups as well and, you know, we’ll continue to pursue this.

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Important Additional Information and Where to Find It

BioCryst intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will also include a proxy statement and prospectus with respect to its previously announced proposed acquisition of Presidio Pharmaceuticals, Inc. (“Presidio”).

The final proxy statement/prospectus will be mailed to the stockholders of BioCryst and Presidio. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed transaction carefully and in its entirety when it becomes available because it will contain important information regarding BioCryst, Presidio and the proposed merger. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about BioCryst, without charge, at the SEC’s website (http://www.sec.gov/). Investors may also obtain these documents, without charge, from BioCryst’s website at http://investor.shareholder.com/biocryst/sec.cfm.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities in the equity financing connected to the acquisition of Presidio.

Participants in the Merger Solicitation

BioCryst and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders with respect to the transactions contemplated by the definitive merger agreement signed with Presidio. Information regarding BioCryst’s directors and executive officers is contained in BioCryst’s 2011 Annual Report on Form 10-K filed with the SEC on March 6, 2012 and its definitive proxy statement filed with the SEC on April 9, 2012 in connection with its 2012 meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

BioCryst Forward-Looking Statements

This Current Report contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause BioCryst’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: that the FDA may require additional studies beyond the studies planned for product candidates or may not provide regulatory clearances (e.g. BCX5191) which may result in delay of planned clinical trials, clinical hold with respect to such product candidate or inability to move forward with development or the lack of market approval for such product candidate; that ongoing and future preclinical and clinical development may not have positive results; that the company or licensees may not be able to continue future development of current and future development programs; that such development programs may never result in future product, license or royalty payments being received; that the company may not be able to retain its current pharmaceutical and biotechnology partners for further development of its product candidates or may not reach favorable agreements with potential pharmaceutical and biotechnology partners for further development of product candidates; that actual cash burn rate may not be consistent with expectations; that the peramivir interim analysis may not be favorable or that BARDA/HHS may further condition, reduce or eliminate future funding of the peramivir program; that the planned merger with Presidio might not be completed for any number of reasons, most of which are outside of the control of BioCryst; that BioCryst may not be able to obtain the requisite financing to complete the planned merger with Presidio on commercially reasonable terms or that or that the financing may be raised at prices below the currently prevailing price for BioCryst common stock; that integration of BioCryst and Presidio may prove more challenging than anticipated or that anticipated benefits of the merger may not be achieved, or may be achieved less rapidly than anticipated; the outcome of any legal proceedings that may be instituted against BioCryst or Presidio; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, business and management strategies or the expansion and growth of Presidio’s operations; BioCryst’s ability to integrate Presidio’s business successfully after the closing of the merger agreement; and the risk that disruptions from the merger agreement will harm BioCryst’s or Presidio’s businesses. There can be no assurance that the proposed merger and financing will in fact be consummated. Other important factors include: that there can be no assurance that BioCryst’s or Presidio’s compounds will prove effective in clinical trials; that development and commercialization of BioCryst’s or Presidio’s compounds may not be successful; that BioCryst, Presidio or licensees may not be able to enroll the required number of subjects in planned clinical trials of its product candidates and that such clinical trials may not be successfully completed; that the companies or licensees may not commence as expected additional human clinical trials with product candidates; that 2012 operating expenses and cash usage will be within management’s expected ranges; that BioCryst or Presidio may not have sufficient cash to continue funding the development, manufacturing, marketing or distribution of products and that additional funding, if necessary, may not be available at all or on terms acceptable to BioCryst or Presidio. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and current reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.